Exhibit 10.5

FORM OF FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [●], by and among (i) Integrated Wellness Acquisition Corp, an exempted company incorporated in the Cayman Islands with limited liability (together with its successors, the “Company”), (ii) IWAC Holdings Inc., a Delaware corporation and, prior to the consummation of the transactions contemplated by the Merger Agreement (as defined below) (the “Closing”), a wholly-owned subsidiary of the Company, and which will be known after the Closing as “Refreshing USA, Inc.” (“Pubco”),(iii) IWH Sponsor LP, a Delaware limited partnership (“Sponsor”), and (iv) the individuals and entities listed under Holders on the signature page hereto (collectively with Sponsor, the “Holders” and each individually, a “Holder”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then the Merger Agreement (as defined below)).

RECITALS

WHEREAS, the Company, Sponsor and the other undersigned Holders are parties to that certain Registration Rights Agreement, dated as of December 8, 2021 (the “Original Agreement” and as amended by this Agreement, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders named therein with respect to the Company’s securities;

WHEREAS, on February 10, 2023, (i) Pubco, (ii) the Company, (iii) IWAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Refreshing USA Company Merger Sub LLC, a Washington limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), (v) Sponsor, in the capacity as the Purchaser Representative thereunder, (vi) Refreshing USA, LLC, a Washington limited liability company (together with its successors, “Refreshing”) and (vii) Ryan Wear, in the capacity as the Seller Representative thereunder, entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, subject to the terms and conditions thereof, among other matters, upon the Closing (a) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), and with security holders of the Company receiving substantially equivalent securities of Pubco, and (b) Company Merger Sub will merge with and into Refreshing, with Refreshing continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Mergers” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), and with equity holders of Refreshing receiving shares of common stock of Pubco, and as a result of which Mergers, the Company and Refreshing will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the WA LLC Act; and

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the Transactions contemplated by the Merger Agreement, including the issuance of shares of Pubco Common Stock and Pubco Warrants thereunder; and

WHEREAS, pursuant to Section 5.6 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the holders of at least a majority of the Registrable Securities at the time in question (provided, that any amendment that adversely affects one holder of Registrable Securities, solely in its capacity as a holder of the ordinary shares of the Company, in a manner that is materially different from the other holders of Registrable Securities (in such capacity) shall require the consent of the holder so affected.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.              Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2.              Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a)              The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b)              The parties hereby agree that the term “Registrable Security” shall include any shares of Pubco Common Stock and Pubco Warrants issued by Pubco to the Sponsor under the Merger Agreement to the security holders of the Company in the Purchaser Merger for their Registrable Securities of the Company, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties further agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to shares of Pubco Common Stock (and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities).

(c)              Section 5.1 of the Original Agreement is hereby amended to delete the address of the Company (and its copy thereunder) and provide that the following addresses shall be used for notices to Pubco or the Company thereunder:

If to Pubco or the Company, to:

Refreshing USA, Inc.
2732 Grand Ave, Ste 122

Everett, WA 98201

Attn: Ryan Wear
Telephone No.: (425) 320-1279
Email: rwear@waterstation.com

and

IWH Sponsor LP
148 N Main Street

Florida, NY 10921

Attn: James MacPherson, CFO

Telephone No.: (845) 651-5039
E-mail: james@integratedwellnessholdings.com

With copies to (which shall not constitute notice):

McCarter & English, LLP

Two Tower Center Boulevard, 24th Floor | East Brunswick, New Jersey 08816

Attn: Peter Campitiello, Esq.

Facsimile No (732) 352-7780

Telephone No.: (732) 867-9741

Email: pcampitiello@mccarter.com

and

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attn: Barry I. Grossman, Esq.

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

Email: bigrossman@egsllp.com

3.              Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall only become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4.              Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Registration Rights Agreement, including Sections 5.4 and 5.5 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

INTEGRATED WELLNESS ACQUISITION CORP

By:
Name:
Title:

Pubco:

IWAC HOLDINGS INC.

By:
Name:
Title:

Holders:

IWH SPONSOR LP

By:
Name:
Title:

[Signature Page to First Amendment to Registration Rights Agreement]